Stock-Based Compensation	12 Months Ended
Dec. 31, 2011
Disclosure of Compensation Related Costs, Share-based Payments [Text Block]
19.      STOCK-BASED COMPENSATION

The Company has a incentive compensation plan to provide stock options, stock issuances and other equity interests in the Company to employees, directors, consultants, independent contractors, and advisors of the Company and other person who is determined by the Committee of the Board of Directors of the Company to have made (or expected to make) contributions to the Company. As of December 31, 2011, the Company has 1,637,111 shares available for award under the plan.

Stock Options

The Company has granted to key employees and directors of the Company 1,260,000 options to purchase common shares under the above plan.  In addition, the Company issued an additional 500,000 stock options to a director in June 2009 outside of the plan. The outstanding stock options carry an exercise price ranging from of $1.00-$2.15 per share and expire ten years from the date of grant.  The fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following assumptions, underlying price ranging from $1.15 to $3.05, dividend yield of 0%, expected volatility ranging from 95% to 104%, risk-free interest rate of 4%, and average expected life of 6 years. Based on pricing model, the company expensed approximately $375,000 and $590,000 of stock compensation in the years ended December 31, 2011 and 2010, respectively.

A summary of the Company’s stock option plan as of December 31, 2011 and  2010 and changes during the years then ended is listed below:

Outstanding at January 1, 2011	1,740,000
Granted	30,000
Exercised	-
Expired	-
Forfeited	(10,000)
Outstanding at December 31, 2011	1,760,000

Options exercisable at the end of the period	1,606,250

Outstanding at January 1, 2010	1,745,000
Granted	25,000
Exercised	-
Expired	-
Forfeited	(30,000)
Outstanding at December 31, 2010	1,740,000

Options exercisable at the end of the period	1,095,414

As of December 31, 2011, there was approximately $106,000 total unrecognized compensation expense cost.  This cost is expected to be recognized over a weighted-average period of 2 years.

The Company’s Compensation Committee has approved additional stock options for the Company’s three executive officers within their respective employment agreements. Collectively, such officers will be entitled to be granted options to purchase a total of 2,750,000 shares of common stock of the Company, subject to approval by the board of directors and any additional required approvals, including an  increase in the number of shares reserved for issuance pursuant to the exercise of options under the Company’s Incentive Plan.

Warrants

The Company has issued common stock warrants to individuals or firms for consulting and investor relations services. A summary of the warrants are as follows:

Issue date	Number of warrants	Expiration Date	Exercise Price per share
December 2008	50,000	June 2013	$7.00 - $10.00
December 2009	100,000	December 2014	$1.25

Total	150,000

All of the warrants are vested and allow the holder to purchase common stock at the exercise prices shown above.  To determine fair value of the warrants issued for the purposes of measuring stock compensation expense, the Company uses the Black-Scholes pricing model with the following assumptions, dividend yield of 0%, expected volatility of 95-104%, risk-free interest rate of 4%, and expected life of 5 years.  The Company recognized no stock compensation expense for warrants to non-employees during the years ended December 31, 2011 and 2010.